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                         QUALIFIED STOCK OPTION PLAN FOR
                   PREMIER MORTGAGE CORP. DATED APRIL 1, 1997



         WHEREAS, the Board of Directors of PREMIER MORTGAGE CORP. deems it in the best interests of the Company ("PREMIER") that certain personnel employed by PREMIER and by its subsidiaries be given an opportunity to acquire a stake in the growth of the Company, as a means of assuring their maximum effort and continued association with the Company, and

         WHEREAS, the Board believes that the Company can best obtain these and other benefits by granting stock options to designated employees from time to time, pursuant to Section 422 and related sections of the Internal Revenue Code of 1986,

         NOW, THEREFORE, the Board has adopted this Stock Option Plan effective upon approval by the affirmative vote of the holders of a majority of all classes of shares of the Company entitled to vote:


1. Policy. The Company shall, from time to time, but in no event after March 30, 2007, grant options for sale of shares to certain personnel employed by it, and by subsidiary corporations of the Company, pursuant to the terms of this Plan. The term "subsidiary corporation" means any corporation in which the Company owns at least 50 percent of the voting shares, or any corporation in a chain of corporations connected with the Company through ownership of at least 50 percent of its voting shares by any corporation in the chain.


2. Option stock. Options under this Plan shall pertain to authorized and unissued Capital stock of the Company ("option shares"). The Company shall at all times while this Plan is in force reserve such number of Shares as will be sufficient to satisfy the requirements of this Plan.


3. Participants. For the purposes of this Agreement, the term "personnel" shall be deemed to include only following full-time employees of the Company or its subsidiary corporations. The Board, on recommendation of the President of the Company shall from time to time designate from among the personnel employed by the Company and by its subsidiary corporations the persons to whom stock options shall be granted. Such designations shall be made in the absolute discretion of the Board and shall be final without approval of shareholders. Directors of the Company who are otherwise engaged as offices or employees of the Company, or of any of its subsidiary corporations, may be designated as participants. On the occasion of any designation of participants, the Board may grant additional options to participants then holding options, or to some of them, or may grant options solely or partially to new participants. In designating participants the Board shall fix the number of shares to be optioned to designees in its absolute discretion.



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4. Method of granting. Whenever the Board shall designate a person for the receipt of an option, the Secretary (of if the Secretary is himself the designee, the President) of the Company shall forthwith send notice thereof to the designee, in such form as the Board shall approve, stating the number of shares optioned to such designee and the price per share, and attaching a certified copy of this Statement of Stock Option Plan. The date of such notice shall be the date of granting the option to such participant for all purposes of this Plan. The notice may be accompanied by an option agreement to be signed by the Company and by the participant if the Board shall so direct, which shall be in such form and shall contain such provisions as the Board shall deem advisable.


5. Adjustments of option stock.
         (a) If at any time, or from time to time, after the grant but prior to the exercise of all or any part of an option under this Plan, the Company shall effect a subdivision or combination of its shares, or other option shares as that term is used below, into a greater or smaller number of shares, or a reclassification of such shares or other option shares into shares of another class or into securities, or the Company shall be consolidated or merged with any other corporation, then there shall be thereafter deliverable by the Company, or by the corporation surviving a merger or consolidation, upon any exercise of such option, in lieu of each share or other option share and for the same price, such shares or securities or such shares and securities as shall have been substituted for shares or other option share in connection with such subdivision, combination, reclassification, consolidation, or merger. Such substituted shares or securities or such substituted shares and securities shall be deemed option shares for the purposes of this Plan.

         (b) Notwithstanding anything stated above to the contrary, upon the occasion of a merger or consolidation of the Company with any other corporation, any options previously granted under this Plan which shall not have been exercised in the manner described below shall be deemed cancelled, unless the surviving corporation shall assume the options under this Plan or shall issue substitute options in place of them.


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         (c) If at any time, or from time to time, after the grant but prior to the exercise of all or any part of the option under this Plan, the Board shall declare in respect of the Company's shares or other option shares any dividend payable in shares of the Company of any class, then there shall be deliverable upon any exercise thereafter of any option under this Plan, in addition to each option share and for no additional price, such additional share or shares as shall have been distributable as a result of such share dividend in respect of an option share; except that fractional shares shall not be so deliverable. Any such share dividend shall be deemed part of the option shares for the purposes of this Plan.


6. Severance, death. (a) In the event that a participant shall cease to be employed by the Company or by any of its subsidiary corporations for any reason except death, any option or options theretofore granted to him under this Plan which shall not have been then exercised in the manner described below shall be deemed at that time cancelled, except that the Board may in its absolute discretion extend the privilege to such participant to exercise any options previously granted to him, which have not then expired, within three months after severance. Furthermore, if any such cessation of employment is caused by the participant's retirement at or after 65 by the Company or by any subsidiary corporation employing the participant at such time, the participant shall have the right to exercise such option or options, which have not then expired, at any time within three months after such retirement. The transfer of a participant from the employ of the Company to a subsidiary corporation, or vice versa, or from one subsidiary corporation to another, shall not be deemed to constitute a cessation of employment for purposes of this Plan.

         (b) In the event that a participant shall die while employed by the Company or by any subsidiary corporation, or shall die within three months after his retirement by the Company or by any subsidiary corporation, any option or options granted to him under this Plan which shall not have been exercised in the manner described below at the time of his death shall be exercisable by the estate of the participant, or by any person who acquired such option by bequest or inheritance from the participant, within six months after the death of the participant, or until the expiration of the option as provided in Paragraph 4, if that be sooner. References to the "participant" that follow shall be deemed to include any person entitled to exercise the option after the death of the participant under the terms of this paragraph.




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7. Exercise of options. (a) Subject to the provisions of the Plan with respect to termination of employment the period during which each option may be exercised shall be fixed by the Board at the time such option is granted, but shall period shall expire not later than ten years from the date the option is granted.

         (b) Each option granted under the Plan may be exercised only after one year of continued employment by the Company or one of its subsidiaries immediately following the date the option is granted and only during the continuance of the optionee's employment with the Company or one of its subsidiaries. Subject to the foregoing limitations and the terms and conditions of the option agreement, each option shall be exercisable in whole or in part in installments at such time or times as the Board may prescribe and specify in the applicable option agreement.

                  (c) No shares hall be delivered pursuant to any exercise of an option until the requirements of such laws and regulations as may be deemed by the Board to be applicable to them are satisfied and until payment is received by the Company in accordance with the terms set by the Board. No optionee, or the legal representative, legatee, or distributee of an optionee, shall be deemed to be a holder of any shares subject to any option unless and until the certificate or certificates for them have been issued.

         (d) Value of Shares. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Options granted under this Plan and all other plans of the Corporation and any Subsidiary Corporation become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.00.


8. Manner of exercise. Whenever an option is granted under this Plan in respect of option shares, such shares may be purchased by written notice of election delivered prior to the expiration of the option to the Company at its principal office by registered or certified mail, stating the number of shares with respect to which the option is being exercised and specifying a date, not less than five nor more than 15 days after the date of such notice, on which the shares will be taken and payment made for them.


9. Option Price. The price at which shares of stock may be purchased under an option granted pursuant to this Plan shall be determined by the Board but shall not be less than 100 percent of fair market value of such shares on the date that the option is granted, such fair market value to be determined by, and in accordance with procedures to be established by, the Board. However, under no circumstances shall the fair market value as determined by the Board be less than the book value of the Company's no par value Common Stock as reflected in the Company's most recent financial statements, prepared by the certified public accountant who is then servicing the Company's account, which are prepared in accordance with generally accepted accounting principles. For all purposes of this Plan, the fair market value of shares subject to option shall be deemed conclusive, upon the determination of the Board made in good faith. The option price will be subject to adjustments in accordance with provisions of Section 10 herein.




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10. Closing. On the date specified in the notice of election referred to above, or an adjourned date provided for later in this paragraph, the Company shall deliver or cause to be delivered to the participant certificates for the number of shares with respect to which the option is being exercised, against payment for them and delivery to the Company of the certificate described herein. Delivery of the shares may be made at the principal office of the Company or at the office of a transfer agent appointed for the shares of the Company. Shares shall be registered in the name of the participant unless the participant otherwise directs in his notice of election. No shares shall be issued until payment for them has been made as provided herein; and a participant has none of the rights of a shareholders until shares are issued as herein provided. In the event of any failure to take up and pay for the number of shares specified in the notice of election on the date stated on it, or an adjourned date, the option shall become inoperative as to such number of shares, but shall continue with respect to any remaining shares covered by the option and not yet acquired pursuant to it. If any law, or any regulation of the Securities and Exchange Commission or of any other body having jurisdiction, shall require the Company or the participant to take any action in connection with the shares specified in a notice of election, then the date specified therein for the delivery of the shares shall be adjourned until the completion of the necessary action.


11. Securities Registration. At the closing provided for above, the participant shall agree to hold the shares acquired by his exercise of the option for investment and not with a view to resale or distribution thereof to the public, and he shall deliver to the Company a certificate to that effect. In the event that the Company shall nevertheless deem it necessary to register under the Securities Act of 1933 or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the Securities Act of 1933 under Regulation A of the Rules and Regulations of the Securities and Exchange Commission, then the Company shall take such action at its own expense before delivery of such shares. In the event the shares of the Company shall be listed on any national stock exchange at the time of the exercise of an option under this Plan, then, whenever required, the Company shall register the shares with respect to which such option is exercised under the Securities and Exchange Act of 1934, and shall make prompt application for the listing on such stock exchange of such shares, at the sole expense of the Company.

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12. Conditions of Employment. Each participant to whom an option is granted under this Plan, in consideration of granting of such option, shall agree that he will remain in the employ of the Company or a subsidiary corporation for a period of not less than two years from the date of the granting of each option. Nevertheless, the granting of an option under this Plan shall impose no obligation on the Company or on any of its subsidiary corporations to continue the employment of nay participant, and shall not lessen or affect the right to terminate such employment of the participant. Participation under this Plan shall not affect eligibility for any profit-sharing, bonus, insurance, pension, or other extra compensation plan which the Company or its subsidiary corporations have previously adopted or may at any time adopt for employees.


13. Termination of Employment. In the event that employment of an optionee by the Company or any subsidiary is terminated for any reason other than death, an option granted hereunder shall be exercisable by the optionee at any time prior to the expiration date of the option or within three months after the date of such termination, whichever is earlier, but only to the extent the optionee had the right to exercise such option at the date of such termination. In the event of the death of an optionee while in the employ of the Company (or within three months after termination of employment by reasons of retirement with the consent of the Company), his option shall be exercisable by the person or persons to whom such optionee's rights pass by will or by the laws of descent and distribution at any time prior to the expiration date of the option or within three months after the date of such death, whichever is earlier, but only to the extent the optionee had the right to exercise such option on the date of his death.


14. Amendment and discontinuance. The Board may alter, suspend, or discontinue this Plan; provided, however, that the Board shall not, without the written consent of the holders of options, alter or impair unexercised options that may have been previously granted under this Plan, except insofar as a merger or consolidation of the Company, or a termination of employment of a participant, or a liquidation or dissolution shall effect a cancellation of an option as provided herein.


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15. Other terms and conditions. Any option granted hereunder shall contain such other and additional terms, not inconsistent with the terms of this Plan, which are deemed necessary or desirable by the Board, which such terms, together with the terms of this Plan, shall constitute such option as an "Incentive Stock Option" within the meaning of Section 422 of the 1986 Internal Revenue Code and lawful regulations thereunder.


16. Transferability of Options. An option granted under the Plan may not be transferred except by will or the laws of descent or distribution, and during the lifetime of the employee to whom granted, may be exercised only by such employee.


17. Capital adjustments affecting stock. In the event of a capital adjustment resulting from a stock dividend, stock split, reorganization, merger, consolidation, or a combination or exchange of shares, the number of shares of stock subject to this Plan and the number of shares under option shall be adjusted consistent with such capital adjustment. The price of any share under option shall be adjusted so that there will be no change in the aggregate purchase price payable under exercise of any such option. The granting of an option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reorganizations, reclassifications, or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer all of any part of its business or assets.


18. Term of Plan. Options, Rights and Limited Rights may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the stockholders of the Corporation, whichever is earlier.


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19. Amendment and Termination of this Plan. The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that any amendment that would materially increase the aggregate number of shres of Common Stock as to which Options, Rights and Limited Rights may be granted under the Plan or materially modify the requirements as to eligibility for participation in the Plan shall be subject to the approval of the holders of a majority of the Common Stock issued and outstanding, except that any such increase or modification that may result from adjustments authorized by Seciton 8(i) hereof shall not require such approval. Except as provided in Section 8 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option, Right or Limited Right previously granted, unless the written consent of the Optionee is obtained.


20. Approval of Stockholders. The Plan shall take effect upon its adoption by the Board of Directors but shall be subject to the approval of the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation, which approval must occur within twelve months after the date the Plan is adopted by the Board.


ADOPTED: April 1, 1997
                                       PREMIER MORTGAGE COMPANY
Dated: Roslyn, New York
April 1, 1997
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                                       BY: RONALD FRIEDMAN, PRESIDENT
----------------------------
ATTEST
Secretary

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